Vanguard Scottsdale Funds

Supplement Dated March 18, 2020, to the Statement of Additional Information Dated December 20, 2019

The following replaces the first paragraph under Transaction Fee on Redemptions of Creation Units of Vanguard Total Corporate Bond ETF, Vanguard Total World Bond ETF, and Vanguard Sector Bond ETFs on page B-77:

Each ETF Fund may impose a transaction fee (payable to the Fund) to compensate the Fund for costs associated with the redemption of Creation Units. The amount of the fee, which may be changed by each ETF Fund from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard's proprietary portal system. When an ETF Fund permits (or requires) a redeeming investor to receive cash in lieu of one or more Redemption Securities, each ETF Fund may assess an additional variable charge on the cash portion of the redemption. The amount will vary as determined by the ETF Fund at its sole discretion and is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard's proprietary portal system. The maximum transaction fee, including any variable charges, on redemptions of Creation Units shall be 2% of the value of the Creation Units.

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SAI 1690C 032020